Securities (Gains (Losses) on the sales of debt securities and credit losses for OTTI of investments) (Details) (Debt Securities [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Debt Securities [Member]
Gain (Loss) on Investments [Line Items]
Gross Realized Gains	$ 388	$ 1,826	$ 2,889
Gross Realized Losses	(470)	(1,162)	(1,838)
OTTI Credit Losses	0	0	(649)
Net Gains (Losses)	$ (82)	$ 664	$ 402